Note 7. Capital Lease Obligations	12 Months Ended
Dec. 31, 2010
Debt and Capital Leases Disclosures [Text Block]
Note 7.  Capital Lease Obligations

We lease certain furniture and computer equipment under agreements entered into during the period 2006 through 2010 that are classified as capital leases. The cost of furniture and computer equipment under capital leases is included in furniture and equipment on our consolidated balance sheets and was $22,000 at December 31, 2010. Accumulated depreciation of the leased equipment at December 31, 2010 was approximately $7,000.

The future minimum lease payments required under the capital leases and the present values of the net minimum lease payments, as of December 31, 2010, are as follows:

(in thousands)	Amount
Year ending December 31,
2011	$15
2012	-
Total minimum lease payments	15
Less amounts representing interest	(1)
Capital lease obligations, net of interest	14
Less current maturities of capital lease obligations	(14)
Long-term capital lease obligations	$-